UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2011

Date of reporting period:	July 1, 2011 to December 31, 2011

Item 1.            Report to Stockholders

  February 11, 2012

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2011. The Fund's net asset value per share (the "NAV") ended the year at $9.58. The market price for the Fund's shares was $10.21 on December 31, 2011, representing a market price premium to NAV of 6.6%. The Fund paid dividends totaling $1.04 per share, which included an unusually large $0.325 per share special dividend. The dividend yield for a common stock purchase at year-end 2010 for the year ended December 31, 2011 was approximately 10.4%. During 2011, the Fund paid an ordinary dividend of $.065 per share per month, following the special dividend of $.31 for January 2011. However, there is no certainty that the dividend will continue at the current level of $.065 per share per month. The common stock dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, and operating expenses, among other factors. The Fund's leverage, which is in the form of Auction Term Preferred Stock, contributed approximately 25% of the common dividend. The current extraordinarily low cost of leverage of less than 2% is not expected to continue indefinitely. It is also important to note that leverage is a two-edged sword. Leverage increases the total return to the common shareholders in favorable markets; however the reverse is true in poor markets.

	Total Returns for the Periods Ending December 31, 2011
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	13.61%	214.52%
New America High Income Fund (NAV and Dividends)	3.87%	127.48%
Lipper Closed-End Fund Leveraged High Yield Average	4.22%	100.90%
Credit Suisse High Yield Index	5.47%	86.11%
Citigroup 10 Year Treasury Index	16.99%	13.93%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index and Citigroup 10 Year Treasury Index are unmanaged indices. Unlike the Fund, the indices have no trading activity, expenses or leverage.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Market Review

In a year fraught with volatility, the high yield market staged a vigorous rally during the final three months to completely recoup losses suffered during the third quarter. As the year came to a close, investors remained deeply concerned about the European debt crisis, but grew more optimistic about positive trends in the U.S. economy. Demand for below investment grade corporate bonds accelerated, leading to meaningful price gains for many securities. Despite the year-end rally, high yield bonds ended the period at compelling yield spreads versus U.S. Treasuries, which currently yield below 1% for issues maturing out to five years. Positive fundamentals for the vast majority of high yield issuers and consensus expectations for defaults to remain low should lend support to recent momentum and carry into the new year.

While the results for high yield bonds lagged investment grade sectors in 2011, overall performance trends were respectable in light of the challenging conditions during the second half of last year. For the second year in a row, there were no defaults in the portfolio, although we navigated through several close calls late in the year. While our credit analysis has led us to the conclusion that companies are generally in excellent shape, efforts to reform Wall Street and enact new regulatory constraints post the credit crisis have altered the broker/dealer community. This dynamic suggests that thinner markets and high volatility will likely remain the Achilles heels of the asset class for the foreseeable future.

Strategy Review

The fourth quarter provided significant drama in a number of historically stable sectors, particularly wireless services. Developments in Sprint and Clearwire put major stress on the credit quality of both companies, although fourth quarter financings and capital infusions stabilized the companies' financial footing. Sprint announced an aggressive initiative to gain market share by offering its customers Apple iPhones at highly subsidized prices. Sprint also hinted it might end its financial support for Clearwire even though it remains the majority owner of the corporation. In December, the two companies reached an agreement for additional capital commitments, giving Clearwire a two year window to continue its buildout. We participated in December new issues for Sprint, but also significantly reduced the Fund's positions in both companies given the ongoing uncertainty. In spite of these challenges, we remain constructive on the wireless industry, as we expect the break down of the AT&T and T Mobile merger may actually lead to other acquisitions as major players seek to add valuable spectrum to their businesses.

The strong performance of CCC-rated issues late in the year gave us an opportunity to dial down some of the Fund's lower rated holdings. We trimmed some of the largest positions, including Intelsat, First Data and Ally to reduce volatility in the portfolio, even though we remain constructive on the credits. The move reflects our view of higher upside potential in medium quality B's after the market sell off. In contrast, earlier in the year we viewed the middle of the market as overvalued. We also increased the Fund's BB allocation during the fourth quarter, as we took advantage of a robust new issue calendar for higher quality companies in the asset class. These shifts are designed to give the portfolio more stability during bouts of risk aversion in 2012. Overall, we have witnessed a growing concentration in BB's and a reduction in CCC weightings in the high yield indices, with CCC exposure now below 10% in many benchmarks. This implies the asset class is growing more conservative in its composition, which bodes well for performance and default trends in 2012 and beyond.

Outlook

In spite of a great fourth quarter, we see more gains ahead for the asset class if the U.S. economy remains on solid footing and continues its current trajectory. Two positive themes could add capital appreciation potential to an already healthy 8% income stream. First, we anticipate a pickup in merger and acquisition activity, as we noted in our remarks regarding wireless services. Energy is another sector where this trend is already evident. Should this theme materialize in a meaningful way, we could see some of the Fund's holdings bought out by higher rated acquirers, generating attractive gains along the way. Second, many high yield companies with debt trading at a discount are exploring refinancing opportunities to extend maturities. These transactions sometimes deliver capital appreciation as the new bond is tendered and often result in an opportunity to redeploy capital into a new issue. While there is no guarantee that they will do so, if the pieces fall into place, high yield investors could enjoy attractive results in 2012.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole

The New America High Income Fund, Inc.

Industry Summary December 31, 2011	As a Percent of Total Investments
Oil and Gas	14.89%
Telecommunications	10.08%
Broadcasting and Entertainment	8.80%
Finance	8.62%
Healthcare, Education and Childcare	6.33%
Diversified/Conglomerate Service	6.08%
Mining, Steel, Iron and Non-Precious Metals	5.70%
Diversified/Conglomerate Manufacturing	4.83%
Building and Real Estate	4.23%
Containers, Packaging and Glass	2.99%
Hotels, Motels, Inns and Gaming	2.82%
Beverage, Food and Tobacco	2.72%
Electronics	2.68%
Chemicals, Plastics and Rubber	2.40%
Utilities	2.25%
Retail Stores	2.12%
Automobile	2.06%
Aerospace and Defense	1.86%
Insurance	1.32%
Personal Transportation	1.23%
Personal, Food and Miscellaneous Services	1.20%
Leisure, Amusement and Entertainment	1.17%
Cargo Transport	1.10%
Printing and Publishing	0.55%
Banking	0.52%
Farming and Agriculture	0.50%
Personal Non-Durable Consumer Products	0.48%
Textiles and Leather	0.29%
Groceries	0.18%
Total Investments	100.00%
Moody's Investors Service Ratings December 31, 2011 (Unaudited)	As a Percent of Total Investments
Baa1	0.19%
Baa2	0.12%
Baa3	1.01%
Total Baa	1.32%
Ba1	6.96%
Ba2	9.71%
Ba3	11.48%
Total Ba	28.15%
B1	13.13%
B2	12.29%
B3	21.95%
Total B	47.37%
Caa1	9.74%
Caa2	6.24%
Caa3	2.53%
Total Caa	18.51%
Ca	0.21%
Unrated	2.94%
Equity	1.50%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 135.57% (d)
Aerospace and Defense — 2.56%
$650	BE Aerospace Inc., Senior Notes, 8.50%, 07/01/18	Ba2	$704
475	Bombardier, Inc., Senior Notes, 6.125%, 05/15/21 (g)(EUR)	Ba2	572
475	Ducommun, Inc., Senior Notes, 9.75%, 07/15/18 (g)	B3	490
500	Esterline Technologies, Senior Notes, 7%, 08/01/20	Ba3	529
775	Kratos Defense and Security Solutions, Inc., Senior Notes, 10%, 06/01/17	B3	791
625	Moog, Inc., Senior Notes, 7.25%, 06/15/18	Ba3	659
525	Sequa Corporation, Senior Notes, 11.75%, 12/01/15 (g)	Caa2	553
225	Sequa Corporation, Senior Notes, 13.50%, 12/01/15 (g)	Caa2	239
200	Spirit Aerosystems, Inc., Senior Notes, 7.50%, 10/01/17	Ba3	216
850	Transdigm, Inc., Senior Subordinated Notes, 7.75%, 12/15/18	B3	912
			5,665
Automobile — 2.84%
158	Affinia Group, Inc., Senior Notes, 10.75%, 08/15/16 (g)	B1	169
350	Allison Transmission, Inc., Senior Notes, 7.125% 05/15/19 (g)	Caa1	343
400	Conti Gummi Finance B.V., Senior Notes, 8.50%, 07/15/15 (g)(EUR)	Ba3	554
1,175	Ford Motor Company, Senior Notes, 7.45%, 07/16/31	Ba2	1,398
1,000	Ford Motor Credit Company LLC, Senior Notes, 5.75%, 02/01/21	Ba1	1,040
600	Ford Motor Credit Company LLC, Senior Notes, 5.875%, 08/02/21	Ba1	622

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,375	Ford Motor Credit Company LLC, Senior Notes, 12%, 05/15/15	Ba1	$1,678
200	Goodyear Tire & Rubber Company, Senior Notes, 8.75%, 08/15/20	B1	220
50	Goodyear Tire & Rubber Company, Senior Notes, 10.50%, 05/15/16	B1	55
225	Pittsburgh Glass Works, LLC, Senior Notes, 8.50%, 04/15/16 (g)	B2	218
			6,297
Banking — .71%
1,250	Amsouth Bank, N.A, Subordinated Notes, 5.20%, 04/01/15	Ba3	1,163
390	Zions Bancorp, 7.75%, 09/23/14	(e)	417
			1,580
Beverage, Food and Tobacco — 3.75%
380	Bumble Bee Acquistion Company, Senior Notes, 9%, 12/15/17 (g)	B2	386
525	Cott Beverages, Inc., Senior Notes, 8.125%, 09/01/18	B3	562
200	Cott Beverages, Inc., Senior Notes, 8.375%, 11/15/17	B3	214
150	Darling International, Inc., Senior Notes, 8.50%, 12/15/18	Ba3	166
1,150	Del Monte Foods Company, Senior Notes, 7.625%, 2/15/19	B3	1,107
275	JBS Finance II Ltd., Senior Notes, 8.25%, 01/29/18 (g)	B1	250
425	JBS USA, LLC Senior Notes, 11.625%, 05/01/14	B1	482
750	Land O'Lakes, 7.45%, 03/15/28 (g)	Ba1	720
900	Michael Foods, Inc., Senior Notes, 9.75%, 07/15/18	Caa1	918
450	Pilgrim's Pride Corporation, Senior Notes, 7.875%, 12/15/18	Caa1	417

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$650	Pinnacle Foods Finance LLC, Senior Notes, 8.25%, 09/01/17	B3	$674
800	Pinnacle Foods Finance LLC, Senior Notes, 9.25%, 04/01/15	B3	820
150	Pinnacle Foods Finance LLC, Senior Subordinated Notes, 10.625%, 04/01/17	Caa1	156
275	R&R Ice Cream plc, Senior Notes, 8.375%, 11/15/17 (g)(EUR)	B2	306
225	Reddy Ice Holdings, Inc., Senior Notes, 10.50%, 11/01/12	Caa3	226
375	TreeHouse Foods, Inc., Senior Notes, 7.75%, 03/01/18	Ba2	403
525	U.S. Food Service, Inc., Senior Notes, 8.50%, 06/30/19 (g)	Caa2	504
			8,311
Broadcasting and Entertainment — 11.96%
800	AMC Entertainment, Inc., Senior Notes, 8.75%, 06/01/19	B1	828
550	AMC Entertainment, Inc., Senior Subordinated Notes, 9.75%, 12/01/20	Caa1	523
475	Bresnan Broadband Holdings, Senior Notes, 8%, 12/15/18 (g)	B3	492
875	Cablevision Systems Corporation, Senior Notes, 7.75%, 04/15/18	B1	932
350	Cablevision Systems Corporation, Senior Notes, 8%, 04/15/20	B1	376
275	Cablevision Systems Corporation, Senior Notes, 8.625%, 09/15/17	B1	305
186	CCH II, LLC, Senior Notes, 13.50%, 11/30/16	B2	215
600	CCO Holdings, LLC, Senior Notes, 7%, 01/15/19	B1	624

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,200	CCO Holdings, LLC, Senior Notes, 7.25%, 10/30/17	B1	$1,266
425	CCO Holdings, LLC, Senior Notes, 7.875%, 04/30/18	B1	454
250	CCO Holdings, LLC, Senior Notes, 7.375%, 06/01/20	B1	264
1,350	Cequel Communications Holdings I, LLC, Senior Notes, 8.625%, 11/15/17 (g)	B3	1,431
150	Cinemark USA, Inc., Senior Notes, 7.375%, 06/15/21	B3	153
225	Clear Channel Communications, Inc., Senior Notes, 7.25%, 10/15/27	Ca	92
900	Clear Channel Communications, Inc., Senior Notes, 11%, 08/01/16	Ca	549
150	Cyfrowy Polsat Finance AB, Senior Notes, 7.125%, 05/20/18 (g)(EUR)	Ba3	190
475	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba2	514
150	Dish DBS Corporation, Senior Notes, 7.125%, 02/01/16	Ba2	162
700	Dish DBS Corporation, Senior Notes, 7.875%, 09/01/19	Ba2	795
575	GTP Acquisition Partners I, LLC, Senior Notes, 7.628%, 06/15/41 (g)	Ba3	563
200	Lamar Media Corporation, Senior Subordinated Notes, 7.875%, 04/15/18	B1	212
350	Lin Television Corporation, Senior Notes, 8.375%, 04/15/18	Caa1	337
650	Lions Gate Entertainment, Inc., Senior Notes, 10.25%, 11/01/16 (g)	B1	650
350	Netflix, Inc., Senior Notes, 8.50%, 11/15/17	Ba2	361
825	Nexstar Broadcasting, Inc., Senior Notes, 8.875%, 04/15/17	B3	846
125	Odeon & UCI Finco plc, Senior Notes, 9%, 08/1/18 (g)(GBP)	B3	179

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	Regal Cinemas Corporation, Senior Notes, 8.625%, 07/15/19	B2	$538
825	Regal Cinemas Corporation, Senior Notes, 9.125%, 08/15/18	B3	885
925	Sinclair Television Group, Inc., Senior Notes, 9.25%, 11/01/17 (g)	B1	1,008
2,425	Sirius Satellite Radio, Inc., Senior Notes, 8.75%, 04/01/15 (g)	B2	2,655
250	Sirius XM Radio, Inc., Senior Notes, 9.75%, 09/01/15 (g)	Ba2	271
200	Telenet Finance III Luxembourg S.C.A., Senior Notes, 6.625%, 02/15/21 (g)(EUR)	Ba3	249
550	Unitymedia Hessen GmbH&Co., Senior Notes, 8.125%, 12/01/17 (g)	B1	584
1,100	Univision Communications, Inc., Senior Notes, 7.875%, 11/01/20 (g)	B2	1,116
1,750	Univision Communications, Inc., Senior Notes, 8.50%, 05/15/21 (g)	Caa2	1,593
525	UPC Holding BV, Senior Notes, 9.875%, 04/15/18 (g)	B2	557
550	UPCB Finance Limited, Senior Notes, 7.25%, 11/15/21 (g)	Ba3	557
450	UPCB Finance Limited, Senior Notes, 7.625%, 01/15/20 (g)(EUR)	Ba3	575
75	Videotron Ltee., Senior Notes, 9.125%, 04/15/18	Ba1	83
400	Virgin Media Finance PLC, Senior Notes, 9.50%, 08/15/16	Ba2	449
150	WMG Acquisition Corporation, Senior Notes, 9.50%, 06/15/16 (g)	Ba2	163
350	XM Satellite Radio, Inc., Senior Notes, 7.625%, 11/01/18 (g)	B2	371

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,350	XM Satellite Radio, Inc., Senior Notes, 13%, 08/01/14 (g)	B2	$1,532
			26,499
Building and Real Estate — 5.83%
575	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17	B3	507
275	Aviv Healthcare Properties Ltd. Partnership, Senior Notes, 7.75%, 02/15/19	B1	270
500	CB Richard Ellis Services, Inc., Senior Subordinated Notes, 6.625%, 10/15/20	Ba1	514
325	CB Richard Ellis Services, Inc., Senior Subordinated Notes, 11.625%, 06/15/17	Ba2	374
775	Cemex Finance Europe BV, Senior Notes, 4.75%, 03/05/14 (EUR)	(e)	747
780	Cemex Finance LLC, Senior Notes, 9.50%, 12/14/16 (g)	(e)	681
650	Dycom Investments Inc., Senior Subordinated Notes, 7.125%, 01/15/21	Ba3	657
150	Heidelbergcement Finance, Senior Notes, 8%, 01/31/17 (EUR)	Ba2	198
300	Host Hotels and Resorts, L.P., Senior Notes, 5.875%, 06/15/19 (g)	Ba1	305
400	Host Marriott, L.P., Senior Notes, 6%, 10/01/21 (g)	Ba1	410
500	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba1	514
325	Masco Corporation, Senior Notes, 5.85%, 03/15/17	Ba2	324
325	Masco Corporation, Senior Notes, 6.125%, 10/03/16	Ba2	334
750	Mercer International, Inc., Senior Notes, 9.50%, 12/01/17	B3	767
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba2	520

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$900	Nortek, Inc., Senior Notes, 8.50%, 04/15/21 (g)	Caa1	$762
650	Nortek, Inc., Senior Notes, 10%, 12/01/18 (g)	Caa1	616
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Ba1	581
725	Reliance Intermediate Holdings, L.P., Senior Notes, 9.50%, 12/15/19 (g)	Ba2	776
450	Rouse Company, LLC, Senior Notes, 6.75%, 11/09/15	(e)	454
725	Shea Homes Limited Partnership, Senior Notes, 8.625%, 05/15/19 (g)	B2	672
200	Standard Pacific Corporation, Senior Notes, 8.375%, 05/15/18	B3	191
400	Standard Pacific Corporation, Senior Notes, 10.75%, 09/15/16	B3	423
525	Texas Industries, Senior Notes, 9.25%, 08/15/20	Caa2	470
125	USG Corporation, Senior Notes, 8.375%, 10/15/18 (g)	B2	115
725	USG Corporation, Senior Notes, 9.75%, 08/01/14 (g)	B2	736
			12,918
Cargo Transport — 1.51%
480	DP World Ltd., Senior Notes, 6.85%, 07/02/37 (g)	Baa3	438
1,520	DP World Sukuk Limited, Senior Notes, 6.25%, 07/02/17 (g)	Baa3	1,531
316	Florida East Coast Holdings, Senior Notes, 11.25%, 08/01/17 (h)	Caa3	250
300	Florida East Coast Railway Corporation, Senior Notes, 8.125%, 02/01/17	B3	296
250	Kansas City Southern de Mexico, S.A. de C.V., Senior Notes, 6.125%, 06/15/21	Ba2	257

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$525	Kansas City Southern de Mexico, S.A. de C.V., Senior Notes, 8%, 02/01/18	Ba2	$575
			3,347
Chemicals, Plastics and Rubber — 3.31%
225	Compass Minerals International, Inc., Senior Notes, 8%, 06/01/19	Ba2	242
625	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18	B3	586
325	Hexion Specialty Chemicals, Inc., Senior Notes, 9%, 11/15/20	(e)	268
175	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/20	B3	186
1,250	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/21	B3	1,325
450	Kerling plc, Senior Notes, 10.625%, 02/01/17 (g)(EUR)	B3	515
375	Koppers Holdings Inc., Senior Notes, 7.875%, 12/01/19	B1	396
600	Lyondell Chemical Company, Senior Notes, 6%, 11/15/21 (g)	Ba2	621
444	Lyondell Chemical Company, Senior Notes, 8%, 11/01/17	Ba2	485
62	Lyondell Chemical Company, Senior Notes, 11%, 05/01/18	Ba2	68
300	Momentive Performance Materials, Inc., Senior Notes, 9%, 01/15/21	Caa1	230
1,175	Momentive Performance Materials, Inc., Senior Notes, 11.50%, 12/01/16	Caa2	875
325	PolyOne Corporation, Senior Notes, 7.375%, 09/15/20	Ba3	335
550	Solutia, Inc, Senior Notes, 7.875%, 03/15/20	B1	597
550	Solutia, Inc, Senior Notes, 8.75%, 11/01/17	B1	598
			7,327

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Containers, Packaging and Glass — 4.12%
$375	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B2	$381
425	Ball Corporation, Senior Notes, 7.375%, 09/01/19	Ba1	465
250	Boise Paper Holdings LLC, Senior Notes, 8%, 04/01/20	Ba3	264
375	Boise Paper Holdings LLC, Senior Notes, 9%, 11/01/17	Ba3	403
425	Bway Holding Company, Senior Notes, 10%, 06/15/18	B3	452
625	Cascades Inc., Senior Notes, 7.75%, 12/15/17	Ba3	619
925	Cascades, Inc., Senior Notes, 7.875%, 01/15/20	Ba3	897
250	Clearwater Paper Corporation, Senior Notes, 7.125%, 11/01/18	Ba3	259
300	Clearwater Paper Corporation, Senior Notes, 10.625%, 06/15/16	Ba3	335
225	Clondalkin Acquisition BV, Senior Notes, 2.546%, 12/15/13 (g)	B1	210
150	Crown Euro Holdings, S.A., Senior Notes, 7.125%, 08/15/18 (g)(EUR)	Ba1	197
425	Exopack Holding Corporation, Senior Notes, 10%, 06/01/18 (g)	Caa1	422
525	Graphic Packaging International, Inc., Senior Notes, 7.875%, 10/01/18	B2	559
600	Graphic Packaging International, Inc., Senior Notes, 9.50%, 06/15/17	B2	656
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	378
300	Plastipak Holdings, Inc., Senior Notes, 10.625%, 08/15/19 (g)	B3	331

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,125	Reynolds Group Issuer, Inc., Senior Notes, 7.125%, 04/15/19 (g)	Ba3	$1,142
200	Reynolds Group Issuer, Inc., Senior Notes, 7.75%, 10/15/16 (g)	Ba3	210
575	Reynolds Group Issuer, Inc., Senior Notes, 9%, 04/15/19 (g)	Caa1	545
375	Sealed Air Corporation, Senior Notes, 8.125%, 09/15/19 (g)	B1	411
			9,136
Diversified/Conglomerate Manufacturing — 6.65%
500	AGY Holding Corp., Senior Notes, 11%, 11/15/14	Caa3	306
400	Altra Holdings, Inc., Senior Notes, 8.125%, 12/01/16	B1	424
375	Amsted Industries, Inc., Senior Notes, 8.125%, 03/15/18 (g)	B1	398
1,075	Building Materials Corporation of America, Senior Notes, 6.75%, 05/01/21 (g)	Ba3	1,129
650	Case New Holland, Incorporated, Senior Notes, 7.875%, 12/01/17	Ba2	734
900	CNH Capital LLC, Senior Notes, 6.25%, 11/01/16 (g)	Ba2	932
450	Coleman Cable, Inc., Senior Notes, 9%, 02/15/18	B3	447
250	Columbus McKinnon Corporation, Senior Subordinated Notes, 7.875%, 02/01/19	B1	260
1,875	Commscope, Inc., Senior Notes, 8.25%, 01/15/19 (g)	B3	1,870
650	Euramax International, Inc., Senior Notes, 9.50%, 04/01/16 (g)	Caa1	501
500	Fiat Industrial Finance, Senior Notes, 6.25%, 03/09/18 (EUR)	Ba2	555
300	Manitowoc Company, Inc., Senior Notes, 8.50%, 11/01/20	B3	313
475	Oshkosh Corporation, Senior Notes, 8.25%, 03/01/17	B1	493

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$475	Oshkosh Corporation, Senior Notes, 8.50%, 03/01/20	B1	$489
200	Owens Corning, Inc., Senior Notes, 9%, 06/15/19	Ba1	239
650	Ply Gem Industries, Inc., Senior Notes, 8.25%, 02/15/18	Caa1	566
1,425	RBS Global, Inc., Senior Notes, 8.50%, 05/01/18	Caa1	1,507
700	Sensata Technologies BV, Senior Notes, 6.50%, 05/15/19 (g)	B3	695
450	SPX Corporation, Senior Notes, 6.875%, 09/01/17	Ba2	486
50	Terex Corporation, Senior Notes, 10.875%, 06/01/16	B2	55
900	Terex Corporation, Senior Subordinated Notes, 8%, 11/15/17	Caa1	871
675	Tomkins LLC, Senior Notes, 9%, 10/01/18	B1	746
675	Vulcan Materials, Senior Notes, 7.50%, 06/15/21	Ba2	731
			14,747
Diversified/Conglomerate Service — 8.37%
425	Aguila 3 S.A., Senior Notes, 7.875%, 01/31/18 (g)	B2	412
475	Anixter Inc., Senior Notes, 10%, 03/15/14	Ba2	542
600	Aramark Holdings, Senior Notes, 8.625%, 05/01/16 (g)	B3	618
280	Avis Budget Car Rental LLC, Senior Notes, 7.625%, 05/15/14	B2	286
450	Avis Budget Car Rental LLC, Senior Notes, 9.625%, 03/15/18	B2	467
700	Capsugel Finance Company, Senior Notes, 9.875%, 08/01/19 (g)(EUR)	Caa1	915
575	CDW Corporation, Senior Notes, 11.50%, 10/12/15	Caa1	591
25	CDW Corporation, Senior Secured Notes, 8%, 12/15/18	B2	26

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$2,300	CDW Corporation, Senior Subordinate Notes, 12.535%, 10/12/17	Caa2	$2,323
825	CDW Escrow Corporation, Senior Subordinate Notes, 8.50%, 04/01/19	Caa1	831
625	First Data Corporation, Senior Notes, 7.375%, 06/15/19 (g)	B1	588
800	First Data Corporation, Senior Notes, 8.875%, 08/15/20 (g)	B1	800
925	First Data Corporation, Senior Notes, 12.625%, 01/15/21 (g)	Caa1	814
1,375	First Data Corporation, Senior Subordinated Notes, 11.25%, 03/31/16	Caa2	1,134
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20	Ba2	495
150	FTI Consulting Inc., Senior Notes, 7.75%, 10/01/16	Ba2	155
400	Garda World Security Corporation, Senior Notes, 9.75%, 03/15/17 (g)	B2	416
475	Goodman Networks, Inc., Senior Notes, 12.125%, 07/01/18 (g)	B2	454
75	Interline Brands, Inc., Senior Notes, 7%, 11/15/18	B2	77
975	iPayment, Inc., Senior Notes, 10.25%, 05/15/18 (g)	B3	917
550	Jaguar Holdings, Inc., Senior Notes, 9.50%, 12/01/19 (g)	B3	577
625	Lender Processing Services, Inc., Senior Notes, 8.125%, 07/01/16	Ba2	613
617	Mac Gray Corporation, Senior Notes, 7.625%, 08/15/15	B3	625
350	Maxim Crane Works, L.P., Senior Notes, 12.25%, 04/15/15 (g)	Caa1	304
550	RSC Equipment, Inc., Senior Notes, 8.25%, 02/01/21	Caa1	561
650	Syniverse Holdings, Inc., Senior Notes, 9.125%, 01/15/19	Caa1	684
700	United Rentals North America, Inc., Senior Notes, 10.875%, 06/15/16	B3	774

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$525	West Corporation, Senior Notes, 7.875%, 01/15/19	B3	$521
1,025	West Corporation, Senior Notes, 8.625%, 10/01/18	B3	1,035
			18,555
Electronics — 2.95%
475	Advanced Micro Devices, Inc., Senior Notes, 7.75%, 08/01/20	Ba3	487
175	Advanced Micro Devices, Inc., Senior Notes, 8.125%, 12/15/17	Ba3	182
250	Aspect Software, Inc., Senior Notes, 10.625%, 05/15/17	Caa1	258
800	Eagle Parent, Inc., Senior Notes, 8.625%, 05/01/19 (g)	Caa1	752
525	Fidelity National Information Services, Inc., Senior Notes, 7.625%, 07/15/17	Ba2	572
125	Fidelity National Information Services, Inc., Senior Notes, 7.625%, 07/15/17 (g)	Ba2	136
325	Fidelity National Information Services, Inc., Senior Notes, 7.875%, 07/15/20	Ba2	351
125	Freescale Semiconductor, Inc., Senior Notes, 8.05%, 02/01/20	Caa1	117
310	Freescale Semiconductor, Inc., Senior Notes, 10.125%, 03/15/18 (g)	Ba3	338
1,350	iGATE Corporation, Senior Notes, 9%, 05/01/16 (g)	B2	1,404
575	Jabil Circuit, Inc., Senior Notes, 7.75%, 07/15/16	Ba1	641
375	JDA Software Group, Inc., Senior Notes, 8%, 12/15/14	B1	407
225	Lawson Software, Senior Notes, 11.50%, 07/15/18 (g)	Caa1	220
925	MEMC Electronic Materials, Inc., Senior Notes, 7.75%, 04/01/19	B1	666
			6,531

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Farming and Agriculture — .68%
$575	CF Industries, Inc., Senior Notes, 6.875%, 05/01/18	Ba1	$658
725	CF Industries, Inc., Senior Notes, 7.125%, 05/01/20	Ba1	855
			1,513
Finance — 10.81%
600	Aircastle Limited, Senior Notes, 9.75%, 08/01/18	Ba3	633
100	Aircastle Limited, Senior Notes, 9.75%, 08/01/18 (g)	Ba3	106
775	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	B1	783
250	Ally Financial, Inc., Senior Notes, 8%, 03/15/20	B1	256
725	Ally Financial, Inc., Senior Notes, 8%, 11/01/31	B1	698
1,650	CIT Group, Inc., Senior Notes, 6.625%, 04/01/18 (g)	B2	1,695
100	CIT Group, Inc., Senior Notes, 7%, 05/01/16	B2	100
600	CIT Group, Inc., Senior Notes, 7%, 05/01/17	B2	602
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,450
400	E*Trade Financial Corporation, Senior Notes, 6.75%, 06/01/16	B2	388
475	E*Trade Financial Corporation, Senior Notes, 7.875%%, 12/01/15	B2	479
2,873	E*Trade Financial Corporation, Senior Notes, 12.50%, 11/30/17	(e)	3,261
350	General Motors Financial Company, Inc., Senior Notes, 6.75%, 06/01/18 (g)	Ba3	357
600	Icahn Enterprises, L.P., Senior Notes, 8%, 01/15/18	Ba3	622
350	International Lease Finance Corporation, Senior Notes, 5.75%, 05/15/16	B1	325

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$925	International Lease Finance Corporation, Senior Notes, 8.25%, 12/15/20	B1	$934
525	International Lease Finance Corporation, Senior Notes, 8.625%, 01/15/22	B1	529
1,800	International Lease Finance Corporation, Senior Notes, 8.875%, 09/01/17	B1	1,859
55	Jefferies Group, Inc., Senior Notes, 5.125%, 04/13/18	Baa2	48
105	Jefferies Group, Inc., Senior Notes, 8.50%, 07/15/19	Baa2	106
1,500	Nuveen Investments, Inc., Senior Notes, 5.50%, 09/15/15	Caa2	1,267
1,850	Nuveen Investments, Inc., Senior Notes, 10.50%, 11/15/15	Caa2	1,831
575	Nuveen Investments, Inc., Senior Notes, 10.50%, 11/15/15 (g)	Caa2	569
650	PHH Corporation, Senior Notes, 9.25%, 03/01/16	Ba2	630
225	Provident Funding Associates, L.P., Senior Notes, 10.125%, 02/15/19 (g)	B2	175
575	Provident Funding Associates, L.P., Senior Notes, 10.25%, 04/15/17 (g)	Ba3	538
1,725	SLM Corporation, Senior Medium Term Notes, 8.45%, 06/15/18	Ba1	1,789
2,125	Springleaf Finance Corporation, Senior Medium Term Notes, 6.90%, 12/15/17	B3	1,535
475	Synovus Financial Corporation, Subordinate Notes, 5.125%, 06/15/17	B3	401
			23,966
Groceries — .24%
500	Susser Holdings LLC, Senior Notes, 8.50%, 05/15/16	B2	540

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Healthcare, Education and Childcare — 8.72%
$125	Accellent, Inc. Senior Notes, 8.375%, 02/01/17	B1	$122
675	Accellent, Inc., Senior Subordinated Notes, 10%, 11/01/17	Caa2	545
1,500	Biomet, Inc., Senior Notes, 10.375%, 10/15/17	B3	1,624
575	Biomet, Inc., Senior Subordinated Notes, 11.625%, 10/15/17	Caa1	624
800	Capella Healthcare Inc., Senior Notes, 9.25%, 07/01/17	B3	812
1,100	CHS/Community Health Systems, Inc., Senior Notes, 8%, 11/15/19 (g)	B3	1,111
708	CHS/Community Health Systems, Inc., Senior Notes, 8.875%, 07/15/15	B3	736
175	Crown NewCo 3,Senior Notes, 7%, 02/15/18 (g)(GBP)	B1	245
525	Davita, Inc., Senior Notes, 6.375%, 11/01/18	B2	538
375	Grifols Inc., Senior Notes, 8.25%, 02/01/18	B3	394
1,325	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B3	1,355
550	HCA, Inc., Senior Secured Notes, 8.50%, 04/15/19	Ba3	602
98	HCA, Inc., Senior Secured Notes, 9.875%, 02/15/17	B2	107
475	Health Management Associates, Inc., Senior Notes, 7.375%, 01/15/20 (g)	B3	494
1,225	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	1,078
600	Inventive Health Inc., Senior Notes, 10%, 08/15/18 (g)	Caa2	540
425	Inventive Health Inc., Senior Notes, 10%, 08/15/18 (g)	Caa2	383
975	Kindred Healthcare, Inc., Senior Notes, 8.25%, 06/01/19	B3	819

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$250	LifePoint Hospitals, Inc., Senior Notes, 6.625%, 10/01/20	Ba1	$259
475	MedAssets, Inc., Senior Notes, 8%, 11/15/18	B3	466
900	Multiplan, Inc., Senior Notes, 9.875%, 09/01/18 (g)	Caa1	938
350	Mylan Inc., Senior Notes, 7.625%, 07/15/17 (g)	Ba3	381
525	Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, 04/15/17	B3	392
400	Select Medical Corporation, Senior Subordinated Notes, 7.625%, 02/01/15	Caa1	376
925	Tenet Healthcare Corporation, Senior Notes, 6.25%, 11/01/18 (g)	B1	934
600	Tenet Healthcare Corporation, Senior Notes, 8%, 08/01/20	Caa1	597
50	Tenet Healthcare Corporation, Senior Notes, 8.875%, 07/01/19	B1	56
50	United Surgical Partners International, Inc., Senior Subordinated Notes, 8.875%, 05/01/17	Caa1	50
175	Universal Health Services, Inc., Senior Notes, 7%, 10/01/18	B1	182
200	Universal Hospital Services, Inc., Senior Secured Notes, 8.50%, 06/01/15	B3	203
625	Valeant Pharmaceuticals, International, Senior Notes, 6.875%, 12/01/18 (g)	B1	623
500	Vanguard Health Holding Company II, LLC, Senior Notes, 7.75%, 02/01/19	B3	480
725	Vanguard Health Holding Company II, LLC, Senior Notes, 8%, 02/01/18	B3	700

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$31	Vanguard Health Systems, Inc., Senior Discount Notes, Zero Coupon, 02/01/16	Caa1	$19
525	Warner Chilcott Company, LLC, Senior Notes, 7.75%, 09/15/18	B3	535
			19,320
Hotels, Motels, Inns and Gaming — 3.76%
150	Ameristar Casinos, Inc., Senior Notes, 7.50%, 04/15/21	B3	155
1,425	Caesar's Entertainment Operating Company, Inc., Senior Notes, 11.25%, 06/01/17	B3	1,514
75	CCM Merger, Inc., Senior Notes, 8%, 08/01/13 (g)	Caa3	72
500	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g)(EUR)	B3	531
650	Codere Finance (Luxembourg) S.A., Senior Notes, 8.25%, 06/15/15 (g)(EUR)	B2	774
300	MGM Mirage, Senior Notes, 9%, 03/15/20	Ba2	332
375	MGM Mirage, Senior Notes, 10.375%, 05/15/14	Ba2	428
400	MGM Mirage, Senior Notes, 13%, 11/15/13	Ba2	474
750	MGM Resorts International, Senior Notes, 11.125%, 11/15/17	Ba2	856
275	Pinnacle Entertainment, Inc., Senior Notes, 8.625%, 08/01/17	B1	291
225	Pinnacle Entertainment, Inc., Senior Subordinated 8.75%, 05/15/20	Caa1	220
325	Quapaw Downstream Development Authority, Senior Notes, 10.50%, 07/01/19 (g)	B3	312
750	Seminole Tribe of Florda, Senior Notes, 7.75%, 10/01/17 (g)	Ba1	781
750	Seneca Gaming Corporation, Senior Notes, 8.25%, 12/01/18 (g)	B2	729

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$225	Sheraton Holding Corporation, Senior Notes, 7.375%, 11/15/15	Ba1	$254
175	Starwood Hotels and Resorts Worldwide, Inc., Senior Notes, 7.15%, 12/01/19	Ba1	200
375	Wynn Las Vegas LLC, Senior Notes, 7.875%, 11/01/17	(e)	412
			8,335
Insurance — 1.82%
550	Amerigroup Corporation, Senior Notes, 7.50%, 11/15/19	Ba3	567
925	Financial Security Assurance Holdings Ltd., Junior, Subordinated Debentures, 6.40%, 12/15/66 (g)	Baa1	592
750	Hub International Limited, Senior Notes, 9%, 12/15/14 (g)	B3	752
1,735	Hub International Limited, Senior Subordinated Notes, 10.25%, 06/15/15 (g)	Caa1	1,718
425	USI Holdings Corporation, Senior Subordinated Notes, 9.75%, 05/15/15 (g)	Caa1	406
			4,035
Leisure, Amusement and Entertainment — 1.61%
525	Cedar Fair LP, Senior Notes, 9.125%, 08/01/18	B2	568
175	Easton Bell Sports Inc., Senior Notes, 9.75%, 12/01/16	B2	190
450	Manchester United Finance plc, Senior Notes, 8.375%, 02/01/17 (g)	(e)	470
225	NCL Corporation, Senior Notes, 9.50%, 11/15/18	Caa1	235
700	NCL Corporation, Senior Notes, 11.75%, 11/15/16	B2	802
450	Speedway Motorsports, Inc., Senior Notes, 8.75%, 06/01/16	Ba2	490

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$775	Ticketmaster, Senior Notes, 10.75%, 08/01/16	B3	$823
			3,578
Mining, Steel, Iron and Non-Precious Metals — 7.84%
725	AK Steel Corporation, Senior Notes, 7.625%, 05/15/20	B2	681
525	Algoma Acquisition Corporation, 9.875%, 06/15/15 (g)	Caa2	449
800	Alpha Natural Resources, Inc., Senior Notes, 6.25%, 06/01/21	Ba3	774
575	Alrosa Finance S.A., Senior Notes, 7.75%, 11/03/20 (g)	Ba3	571
250	Arch Coal, Inc., Senior Notes, 8.75%, 08/01/16	B1	274
975	Consol Energy, Inc., Senior Notes, 8%, 04/01/17	B1	1,070
400	Consol Energy, Inc., Senior Notes, 8.25%, 04/01/20	B1	442
850	FMG Resources Pty. Ltd., Senior Notes, 7%, 11/01/15 (g)	B1	858
625	FMG Resources Pty. Ltd., Senior Notes, 8.25%, 11/01/19 (g)	B1	631
1,000	Foresight Energy LLC, Senior Notes, 9.625%, 08/15/17 (g)	Caa1	1,025
525	JMC Steel Group, Inc., Senior Notes, 8.25%, 03/15/18 (g)	B3	512
800	McJunkin Red Man Corporation, Senior Notes, 9.50%, 12/15/16	B3	812
175	Metals USA, Inc., Senior Secured Notes, 11.125%, 12/01/15	B3	181
250	Mirabela Nickel Ltd., Senior Notes, 8.75%, 04/15/18 (g)	B2	224
325	New World Resources N.V., Senior Notes, 7.875%, 05/01/18 (g)(EUR)	Ba3	391
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	457
425	Patriot Coal Corporation, Senior Notes, 8.25%, 04/30/18	B3	410

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	Peabody Energy Corporation, Senior Notes, 6%, 11/15/18 (g)	Ba1	$638
650	Peabody Energy Corporation, Senior Notes, 6.25%, 11/15/21 (g)	Ba1	669
3,375	Ryerson Holding Corporation, Senior Secured Notes, 16.50%, 02/01/15 (b)	Caa3	1,544
1,225	Ryerson Inc., Senior Secured Notes, 12%, 11/01/15	Caa1	1,240
625	Severstal Columbus LLC, Senior Notes, 10.25%, 02/15/18	B3	653
475	Steel Dynamics, Inc., Senior Notes, 7.625%, 03/15/20	Ba2	500
50	Steel Dynamics, Inc., Senior Notes, 7.75%, 04/15/16	Ba2	52
350	Thomson Creek Metals Company Inc., Senior Notes, 7.375%, 06/01/18	B3	310
1,125	Tube City IMS Corporation., Senior Subordinated Notes, 9.75%, 02/01/15	B3	1,136
350	Vedanta Resources, Plc, Senior Notes, 8.25%, 06/07/21 (g)	Ba2	269
725	Vedanta Resources, Plc, Senior Notes, 9.50%, 07/18/18 (g)	Ba2	617
			17,390
Oil and Gas — 20.49%
950	Alta Mesa Holdings, L.P., Senior Notes, 9.625%, 10/15/18	B3	921
575	Antero Resources Corporation, Senior Notes, 7.25%, 08/01/19 (g)	B3	588
1,425	Antero Resources Corporation, Senior Notes, 9.375%, 12/01/17	B3	1,543
300	Berry Petroleum Company, Senior Notes, 6.75%, 11/01/20	B2	303

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$450	Berry Petroleum Company, Senior Notes, 10.25%, 06/01/14	B2	$509
700	Bill Barrett Corporation, Senior Notes, 7.625%, 10/01/19	B1	730
200	Bill Barrett Corporation, Senior Notes, 9.875%, 07/15/16	B1	220
500	Calumet Specialty Products Partners, L.P., Senior Notes, 9.375%, 05/01/19 (g)	B3	485
200	Calumet Specialty Products Partners, L.P., Senior Notes, 9.375%, 05/01/19 (g)	B3	194
450	Carrizo Oil & Gas, Inc., Senior Notes, 8.625%, 10/15/18 (g)	B3	454
1,000	CGG Veritas, Senior Notes, 6.50%, 06/01/21	Ba3	975
225	Chesapeake Energy Corp., Senior Notes, 6.625%, 08/15/20	Ba3	240
975	Chesapeake Energy Corp., Senior Notes, 9.50%, 02/15/15	Ba3	1,114
525	Chesapeake Oilfield Operating, Senior Notes, 6.625%, 11/15/19 (g)	Ba3	543
800	Clayton Williams Energy, Inc., Senior Notes, 7.75%, 04/01/19 (g)	Caa1	765
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	B3	321
750	Concho Resources, Inc., Senior Notes, 8.625%, 10/01/17	B3	817
1,325	Connacher Oil and Gas Limited, Senior Notes, 8.50%, 08/01/19, (g)	Caa2	1,189
400	Continental Resources, Senior Notes, 7.125%, 04/01/21	B1	433
772	Denbury Resources Inc., Senior Subordinated Notes, 8.25%, 02/15/20	B1	863

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$575	Denbury Resources Inc., Senior Subordinated Notes, 9.75%, 03/01/16	B1	$632
700	Dolphin Subsidiary II, Inc., Senior Notes, 6.50%, 10/15/16 (g)	Ba1	737
1,650	Dolphin Subsidiary II, Inc., Senior Notes, 7.25%, 10/15/21 (g)	Ba1	1,790
575	El Paso Corporation, Senior Notes, 7.75%, 01/15/32	Ba3	667
150	El Paso Corporation, Senior Notes, 7.80%, 08/01/31	Ba3	174
125	Encore Acquisition Company, Senior Subordinated Notes, 9.50%, 05/01/16	B1	138
875	Energy Transfer Equity, L.P., Senior Notes, 7.50%, 10/15/20	Ba2	947
1,725	Exco Resources, Inc., Senior Notes, 7.50%, 09/15/18	B3	1,630
1,425	Exterran Holdings, Inc., Senior Notes, 7.25%, 12/01/18	Ba3	1,334
1,825	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	Ba3	1,606
700	Frac Tech Services, LLC, Senior Notes, 7.625%, 11/15/18 (g)	Ba3	733
1,925	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B3	1,944
400	Global Geophysical Services, Senior Notes, 10.50%, 05/01/17	B3	379
550	Goodrich Petroleum Corporation, Senior Notes, 8.875%, 03/15/19 (g)	Caa1	547
600	Helix Energy Solutions Group, Inc., Senior Notes, 9.50%, 01/15/16 (g)	B3	624
73	Inergy, L.p., Senior Notes, 6.875%, 08/01/21	Ba3	74

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$700	Inergy, L.p., Senior Notes, 7%, 10/01/18	Ba3	$711
525	Kinder Morgan Finance Company, Senior Notes, 5.70%, 01/15/16	Ba1	538
475	MEG Energy Corporation, Senior Notes, 6.50%, 03/15/21 (g)	B3	484
710	Newfield Exploration Company, Senior Subordinated Notes, 6.875%, 02/01/20	Ba2	753
1,150	Niska Gas Storage US, LLC, Senior Notes, 8.875%, 03/15/18	B2	1,127
475	Oasis Petroleum, Inc., Senior Notes, 6.50%, 11/01/21	Caa1	469
250	Oasis Petroleum, Inc., Senior Notes, 7.25%, 02/01/19	Caa1	257
575	Offshore Group Investment Ltd., Senior Notes, 11.50%, 08/01/15	B3	621
675	Penn Virginia Corporation, Senior Notes, 7.25%, 04/15/19	B2	631
500	Penn Virginia Corporation, Senior Notes, 10.375%, 06/15/16	B2	533
325	Penn Virginia Resources Partners, L.P., Senior Notes, 8.25%, 04/15/18	B2	327
1,500	Petroleos de Venezuela SA, Senior Notes, 8.50%, 11/02/17 (g)	(e)	1,131
675	Petroleum Geo Services ASA, Senior Notes, 7.375%, 12/15/18 (g)	Ba2	689
175	PetroPlus Finance Ltd., Senior Notes, 7%, 05/01/17 (g)	Caa2	77
925	PetroPlus Finance Ltd., Senior Notes, 9.375%, 09/15/19 (g)	Caa2	426
325	Plains Exploration and Production Company, Senior Notes, 6.75%, 02/01/22	B1	337
500	Precision Drilling Corporation, Senior Notes, 6.625%, 11/15/20	Ba1	508

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$150	Quicksilver Resources, Inc., Senior Notes, 9.125%, 08/15/19	B2	$157
1,000	Quicksilver Resources, Inc., Senior Notes, 11.75%, 01/01/16	B2	1,134
825	Range Resources Corporaiton, Senior Subordinated Notes, 6.75%, 08/01/20	Ba3	913
450	Regency Energy Partners, L.P., Senior Notes, 6.875%, 12/01/18	B1	477
575	SESI LLC, Senior Notes, 6.375%, 05/01/19	Ba3	586
875	SESI LLC, Senior Notes, 7.125%, 12/15/21 (g)	Ba3	930
325	SM Energy Company, Senior Notes, 6.50%, 11/15/21 (g)	B1	335
225	SM Energy Company, Senior Notes, 6.625%, 02/15/19 (g)	B1	232
425	Swift Energy Company, Senior Notes, 7.875%, 03/01/22 (g)	B3	423
650	Swift Energy Company, Senior Notes, 8.875%, 01/15/20	B3	683
335	Transocean Incorporated, Senior Notes, 5.05%, 12/15/16	Baa3	341
370	Transocean Incorporated, Senior Notes, 6.375%, 12/15/21	Baa3	392
825	Unit Corporation, Senior Subordinated Notes, 6.625%, 05/15/21	B3	825
75	Whiting Petroleum Corporation, Senior Subordinated Notes, 6.50% 10/01/18	Ba3	78
1,100	WPX Energy, Inc., Senior Notes, 6%, 01/15/22 (g)	Ba1	1,125
			45,413

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Personal, Food and Miscellaneous Services — 1.65%
$400	Central Garden & Pet Company, Senior Subordinated Notes, 8.25%, 03/01/18	B2	$393
600	CKE Restaurants, Senior Notes, 11.375%, 07/15/18	B2	654
1,000	DineEquity, Inc., Senior Notes, 9.50%, 10/30/18	B3	1,070
450	Fiesta Restaurant Group, Senior Notes, 8.875%, 08/15/16 (g)	B2	448
1,000	Wendy's International Holdings, LLC, Senior Notes, 10%, 07/15/16	B3	1,098
			3,663
Personal Non-Durable Consumer Products — .66%
200	Acco Brands Corporation, Senior Notes, 10.625%, 03/15/15	B1	223
250	Jarden Corporation, Senior Notes, 8%, 05/01/16	Ba3	271
825	Ontex IV, S.A., Senior Notes, 7.50%, 04/15/18 (g)(EUR)	B1	966
			1,460
Personal Transportation — 1.70%
925	Continental Airlines, Inc., Senior Notes, 6.75%, 09/15/15 (g)	Ba2	879
185	Continental Airlines, Inc., Senior Notes, 7.25%, 05/10/21	Baa2	199
126	Continental Airlines, Inc., Senior Notes, 9.25%, 11/10/18	Ba2	130
516	Delta Airlines, Inc., Senior Notes, 9.50%, 09/15/14 (g)	Ba2	530
1,600	Delta Airlines, Inc., Senior Notes, 12.25%, 03/15/15 (g)	B2	1,688
175	Northwest Airlines 7.575%, 09/01/20	(e)	181
150	United Airlines, Inc., Senior Notes, 12%, 11/01/13 (g)	B3	156
			3,763

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Printing and Publishing — .75%
$175	McClatchy Company, Senior Notes, 11.50%, 02/15/17	B1	$169
75	Nielsen Finance LLC, Senior Notes, 7.75%, 10/15/18	B2	80
228	Nielsen Finance LLC, Senior Notes, 11.50%, 05/01/16	B2	260
717	Nielsen Finance LLC, Senior Notes, 11.625%, 02/01/14	B2	817
375	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B3	341
			1,667
Retail Stores — 2.92%
1,125	Academy, Ltd., Senior Notes, 9.25%, 08/01/19 (g)	Caa1	1,103
800	Claire's Escrow Corporation, Senior Notes, 8.875%, 03/15/19	Caa3	600
184	Claire's Stores, Inc., Senior Notes, 9.625%, 06/01/15 (h)	Caa3	149
125	Neiman Marcus Group, Inc., Senior Subordinated Notes, 10.375%, 10/15/15	Caa1	129
100	Penney (J.C.) Corporation, Inc., Senior Notes, 7.125%, 11/15/23	Ba1	100
500	QVC, Inc., Senior Notes, 7.125%, 04/15/17 (g)	Ba2	529
250	QVC, Inc., Senior Notes, 7.50%, 10/01/19 (g)	Ba2	270
575	Radio Shack Corporation, Senior Notes 6.75%, 05/15/19	Ba2	497
100	Rite Aid Corporation, Senior Notes, 8%, 08/15/20	B3	111
750	Rite Aid Corporation, Senior Notes, 8.625%, 03/01/15	Caa3	720
150	Rite Aid Corporation, Senior Notes, 9.50%, 06/15/17	Caa3	137
600	Rite Aid Corporation, Senior Notes, 10.25%, 10/15/19	Caa2	660
550	Rite Aid Corporation, Senior Notes, 10.375%, 07/15/16	Caa2	579
25	Toys 'R' Us Delaware, Inc., Senior Notes, 7.375%, 09/01/16 (g)	B1	25

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	Toys 'R' Us, Inc., Senior Notes, 7.375%, 10/15/18	B3	$361
475	Toys 'R' Us Property Company II, LLC, Senior Notes, 8.50%, 12/01/17	Ba1	496
			6,466
Telecommunications — 13.87%
325	Avaya, Inc., Senior Notes, 7%, 04/01/19 (g)	B1	315
100	Avaya, Inc., Senior Notes, 9.75%, 11/01/15	Caa2	90
2,400	Avaya, Inc., Senior Notes, 10.125%, 11/01/15	Caa2	2,172
400	Cincinnati Bell Inc., Senior Notes, 7%, 02/15/15	B1	402
375	Clearwire Communications LLC, Senior Secured Notes, 12%, 12/01/15 (g)	B3	359
100	Cricket Communications, Inc., Senior Notes, 7.75%, 05/15/16	Ba2	104
950	Cricket Communications, Inc., Senior Notes, 7.75%, 10/15/20	B3	836
775	Cricket Communications, Inc., Senior Notes, 10%, 07/15/15	B3	775
500	Crown Castle International Corporation, Senior Notes, 9%, 01/15/15	B1	543
700	Digicel Group Limited, Senior Notes, 8.25%, 09/01/17 (g)	B1	707
450	Digicel Group Limited, Senior Notes, 10.50%, 04/15/18 (g)	Caa1	452
325	Earthlink Inc., Senior Notes, 8.875%, 05/15/19	B2	302
775	EH Holdings Corporation, Senior Notes, 6.50%, 06/15/19 (g)	Ba3	808
775	EH Holdings Corporation, Senior Notes, 7.625%, 06/15/21 (g)	B3	814
900	Equinix, Inc., Senior Notes, 7%, 07/15/21	Ba2	954

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	Equinix, Inc., Senior Notes, 8.125%, 03/01/18	Ba2	$687
450	GCI, Inc., Senior Notes, 6.75%, 06/01/21	B2	438
225	Geoeye, Inc., Senior Notes, 9.625%, 10/01/15	Ba3	246
1,175	Intelsat Bermuda Ltd., Senior Notes, 11.50%, 02/04/17 (g)	Caa3	1,099
250	Intelsat Bermuda Ltd., Senior Notes, 11.50%, 02/04/17	Caa3	239
525	Intelsat Jackson Holdings S.A., Senior Notes, 7.25%, 04/01/19 (g)	B3	536
675	Intelsat Jackson Holdings S.A., Senior Notes, 7.25%, 10/15/20	B3	687
125	Intelsat Jackson Holdings S.A., Senior Notes, 8.50%, 11/01/19	B3	132
2,050	Intelsat (Luxembourg) S.A., Senior Notes, 11.25%, 02/04/17	Caa3	1,978
525	Level 3 Communications, Inc., Senior Notes, 11.875%, 02/01/19	Caa2	558
550	Level 3 Escrow, Inc., Senior Notes, 8.125%, 07/01/19 (g)	B3	542
800	Level 3 Financing, Inc., Senior Notes, 9.375%, 04/01/19	B3	832
1,425	MetroPCS Wireless, Inc., Senior Notes, 7.875%, 09/01/18	B2	1,446
1,975	Nextel Communications, Senior Notes, 7.375%, 08/01/15	B1	1,797
750	NII Capital Corporation, Senior Notes, 7.625, 04/01/21	B2	743
375	NII Capital Corporation, Senior Notes, 8.875%, 12/15/19	B2	396
600	Paetec Holding Corporation, Senior Notes, 8.875%, 06/30/17	(e)	651

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Paetec Holding Corporation, Senior Notes, 9.875%, 12/01/18	(e)	$300
425	Sable International Finance Limited, Senior Notes, 7.75%, 02/15/17 (g)	Ba2	420
125	Satelites Mexicanos, S.A. de C.V., Senior Notes, 9.50%, 05/15/17	B3	128
50	SBA Telecommunications, Inc., Senior Notes, 8%, 08/15/16	B1	54
725	SBA Telecommunications, Inc., Senior Notes, 8.25%, 08/15/19	B1	792
1,575	Sprint Nextel Corporation, Senior Notes, 9%, 11/15/18 (g)	Ba3	1,652
475	Sprint Nextel Corporation, Senior Notes, 11.50%, 11/15/21 (g)	B3	470
1,000	Telesat Canada, Senior Notes, 11%, 11/01/15	Caa1	1,070
900	Telesat Canada, Senior Subordinated Notes, 12.50%, 11/01/17	Caa1	997
425	Trilogy International Partners, LLC, Senior Notes, 10.25%, 08/15/16 (g)	Caa1	400
275	ViaSat, Inc., Senior Notes, 8.875%, 09/15/16	B1	283
324	Wind Acquistion Holdings Finance S.A., Senior Notes, 12.25%, 07/15/17 (g)(h)	Caa1	235
1,200	Windstream Corporation, Senior Notes, 7.875%, 11/01/17	Ba3	1,299
			30,740
Textiles and Leather — .39%
375	Hanesbrands, Inc., Senior Notes, 6.375%, 12/15/20	B1	382
200	Levi Strauss & Co., Senior Notes, 7.625%, 05/15/20	B2	204
275	Levi Strauss & Co., Senior Notes, 8.875%, 04/01/16	B2	287
			873

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2011 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Utilities — 3.10%
$350	AES Corporation, Senior Notes, 7.375%, 07/01/21 (g)	Ba3	$375
1,300	AES Corporation, Senior Notes, 9.75%, 04/15/16	Ba3	1,475
1,000	Calpine Corporation, Senior Notes, 7.50%, 02/15/21 (g)	B1	1,075
375	EDP Finance B.V., Senior Notes, 5.375%, 11/02/12 (g)	Baa3	369
150	Genon Energy, Inc., Senior Notes, 7.875%, 06/15/17	B3	144
375	NRG Energy, Inc., Senior Notes, 7.625%, 01/15/18	B1	375
338	PNM Resources, Inc., Senior Notes, 9.25%, 05/15/15	Ba2	376
950	Sabine Pass LNG, L.P., Senior Notes, 7.50%, 11/30/16	B3	955
800	Texas Competitive Electric Holdings, Company, LLC Senior Notes, 10.25%, 11/01/15	Caa3	272
425	Texas Competitive Electric Holdings, Company, LLC Senior Notes, 10.25%, 11/01/15	Caa3	145
1,150	Texas Competitive Electric Holdings, Company, LLC Senior Secured Notes, 11.50%, 10/01/20 (g)	B2	966
300	Tokyo Electric Power Company, Inc., Senior Notes, 4.50%, 03/24/14 (EUR)	Ba2	345
			6,872
	Total Corporate Debt Securities (Total cost of $300,172)		300,507
Shares
PREFERRED STOCK — 1.95% (d)
Broadcasting and Entertainment — .16%
495	Spanish Broadcasting System, Inc., 10.75% (a)	Caa3	347
Containers, Packaging and Glass — 0.00%
1,975	Smurfit-Stone Container Corporation, 7%, (c)(f) ESC		—

Shares		Moody's Rating (Unaudited)	Value (Note 1)
Electronics — .74%
2,675	Lucent Technologies Capital Trust I, Convertible, 7.75%	B3	$1,634
Finance — 1.05%
1,125	Ally Financial, Inc., 7% (g)	B3	806
41,300	Ally Financial, Inc., 8.50%	Caa1	760
39,575	GMAC Capital Trust, 8.125%	B3	765
			2,331
	Total Preferred Stock (Total cost of $5,164)		4,312
COMMON STOCK — .12% (d)
15,325	Ameristar Casinos, Inc,		265
	Total Common Stock (Total cost of $336)		265
	TOTAL INVESTMENTS (Total cost of $305,672)		$305,084

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2011 was $0.

(d)  Percentages indicated are based on total net assets to common shareholders of $221,656.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $103,792 as of December 31, 2011.

(h)  Pay-In-Kind

(EUR)  Euro

(GBP)  British Pound

ESC  Escrow Cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2011
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $305,672 see Schedule of Investments and Notes 1 and 2)	$305,084
CASH	3,036
RECEIVABLES:
Investment securities sold	254
Interest and dividends	6,294
Cash purchase plan	5
PREPAID EXPENSES	68
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 10)	295
Total assets	$315,036
Liabilities:
PAYABLES:
Investment securities purchased	$156
Dividend on common stock	7,514
Dividend on preferred stock	7
ACCRUED EXPENSES (Note 3)	278
Total liabilities	$7,955
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 3,417 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$85,425
Net Assets	$221,656
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,134,615 shares issued and outstanding	$231
CAPITAL IN EXCESS OF PAR VALUE	266,017
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	1,188
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(45,487)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	(293)
Net Assets Applicable To Common Stock (Equivalent to $9.58 per share, based on 23,134,615 shares outstanding)	$221,656

Statement of Operations
For the Year Ended
December 31, 2011 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$26,438
Dividend income	607
Other income	191
Total investment income	$27,236
Expenses:
Cost of leverage:
Preferred and auction fees (Note 5)	$101
Total cost of leverage	$101
Professional services:
Investment Advisor (Note 3)	$1,113
Legal (Note 9)	864
Custodian and transfer agent	277
Audit	59
Total professional services	$2,313
Administrative:
General administrative (Note 8)	$554
Directors	179
Insurance	141
Rating Agency	50
Shareholder communications	46
Shareholder meeting	35
Miscellaneous	25
Total administrative	$1,030
Total expenses	$3,444
Net investment income	$23,792
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$7,335
Change in net unrealized appreciation on investments and other financial instruments	$(20,616)
Net loss on investments	$(13,281)
Cost of Preferred Leverage
Dividends to preferred stockholders (Notes 4 and 6)	$(168)
Net increase in net assets resulting from operations	$10,343

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Operations:
Net investment income	$23,792	$24,383
Realized gain on investments and currencies, net	7,335	11,376
Change in net unrealized appreciation on investments and other financial instruments	(20,616)	5,389
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders (a)	(168)	(601)
Net increase in net assets resulting from operations	$10,343	$40,547
From Fund Share Transactions:
Net asset value of 70,487 and 45,566 shares issued to common stockholders for reinvestment of dividends in 2011 and 2010	709	468
Distributions to Common Stockholders:
From net investment income ($1.04 and $1.03 per share in 2011 and 2010, respectively)	$(24,020)	$(23,615)
Total net increase (decrease) in net assets	$(12,968)	$17,400
Net Assets Applicable to Common Stock:
Beginning of period	$234,624	$217,224
End of period (Including $1,188 and $917 of undistributed net investment income at December 31, 2011 and December 31, 2010, respectively)	$221,656	$234,624

  (a)  In 2010, dividends to preferred stockholders included a supplemental dividend as explained in Note 6.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b)

	For the Years Ended December 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE:
Beginning of period	$10.17	$9.44	$5.75	$9.70	$10.95
NET INVESTMENT INCOME	1.03	1.06	1.06	1.10	1.25 #
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.57)	.73	3.65	(4.00)	(1.00)#
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (c)	(.01)	(.03)	(.12)	(.20)	(.25)
TOTAL FROM INVESTMENT OPERATIONS	.45	1.76	4.59	(3.10)	—
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.04)	(1.03)	(.90)	(.85)	(1.05)
TOTAL DISTRIBUTIONS	(1.04)	(1.03)	(.90)	(.85)	(1.05)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	—	—	—	(.20)
NET ASSET VALUE:
End of period	$9.58	$10.17	$9.44	$5.75	$9.70
PER SHARE MARKET VALUE:
End of period	$10.21	$9.96	$9.05	$4.50	$8.55
TOTAL INVESTMENT RETURN†	13.61%	22.02%	126.88%	(40.53)%	(16.34)%

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's September, 2007 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b) — Continued

	For the Years Ended December 31,
	2011	2010	2009	2008	2007
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$221,656	$234,624	$217,224	$132,539	$223,822
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$85,425	$85,425	$85,425	$85,425	$130,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$307,081	$320,049	$302,649	$217,964	$353,822
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets*	.04%	.05%	.04%	.15%	.15%
Ratio of operating expenses to average net assets*	1.42%	1.92%	1.55%	1.30%	1.19%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.46%	1.97%	1.59%	1.45%	1.34%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	10.10%	10.66%	13.59%	13.13%	11.66%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	1.07%	1.43%	1.07%	.92%	.84%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	7.41%	7.76%	9.20%	8.31%	7.28%
PORTFOLIO TURNOVER RATE	58.91%	79.02%	81.05%	57.08%	67.25%

  (a)  Dollars in thousands.

  (b)  The per share data for 2007 and 2008 has been adjusted to reflect a 1 for 5 reverse stock split in 2009.

  (c)  In 2010, dividends to preferred stockholders included a supplemental dividend as explained in Note 6.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2011	2010	2009	2008	2007
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$85,425,000	$85,425,000	$85,425,000	$85,425,000	$130,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$89,869	$93,664	$88,572	$63,788	$68,043
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000
LIQUIDATION VALUE: Per Preferred Stock Share (2)(3)	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

  (3)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund accepted an unsolicited offer to buy back and retire 1,183 shares of preferred stock at a price of $16,250 per share. The Fund realized a gain of $10,351,000 on this transaction. See Note 4 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2011

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of $0 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$300,507	$—	$300,507
Preferred Stock
Broadcasting and Entertainment	—	347	—	347
Containers, Packaging and Glass	—	—	—	—
Electronics	—	1,634	—	1,634
Finance	1,525	806	—	2,331

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Common Stock
Ameristar Casinos	$265	$—	$—	$265
Total Investments	$1,790	$303,294	$—	$305,084
Forward Currency Exchange Contracts	$—	$308	$—	$308

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2010	$0
Net purchases (sales)	0
Change in unrealized appreciation (depreciation)	0
Realized gain (loss)	0
Transfers out of Level 3 to Level 2	0
Balance, December 31, 2011	$—

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2011, the Fund recognized no significant transfers to/from Level 1 or Level 2.

(2) Tax Matters and Distributions

At December 31, 2011, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $305,119,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $10,538,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $10,573,000. Net unrealized loss on investments for tax purposes at December 31, 2011 was approximately $35,000.

At December 31, 2011, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$125,000	December 31, 2012
954,000	December 31, 2013
1,481,000	December 31, 2014
15,500,000	December 31, 2016
26,830,000	December 31, 2017
$44,890,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $24,188,000 and $24,216,000 in 2011 and 2010, respectively, was from ordinary income.

As of December 31, 2011, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$611,000
Unrealized Gain	260,000
Post-October Losses	(566,000)
Preferred Dividend Payable	(7,000)
Capital Losses Carry Forward	(44,890,000)
$(44,592,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, deductibility of preferred stock dividends, expiration of capital loss carryforwards, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2011,

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$666,000
Accumulated net realized loss from securities transactions	$(524,000)
Capital in excess of par value	$(142,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008-2010, or expected to be taken in the Fund's 2011 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,113,000 in management fees during the year ended December 31, 2011. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2011, the fee payable to T. Rowe Price was approximately $93,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Auction Term Preferred Stock (ATP)

The Fund had 3,417 shares of ATP issued and outstanding at December 31, 2011. The ATP's dividends are cumulative at a rate determined using an auction process, the terms of which are set forth in the Fund's charter. Dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. If, as has been the case since February 2008, the auction process does not yield a rate based on orders submitted, then the ATP dividend rate is set using formulas based on a specified percentage of the 30-day AA composite commercial paper rate, which was 150% of such rate for each series' most recent dividend period. Dividend rates ranged from .045% – .332% for the year ended December 31, 2011. The weighted average dividend rate on December 31, 2011 was .195%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. None of the ATP auctions successfully closed during the period and the approximate market value of ATP is not determinable at December 31, 2011. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively. At December 31, 2011 the Fund was in compliance with these asset coverage requirements.

(5) ATP Auction-Related Matters

Deutsche Bank (DB) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994 with Bankers Trust Company (BTC). BTC was later acquired by DB. The term of the agreement is unlimited and may be terminated by either party. DB may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace DB as auction agent at any time.

After each auction, DB will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $101,000 for service charges for the year ended December 31, 2011. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

The Fund is currently not paying a service charge on series A, B and C ATP because the broker-dealer is not participating in the auctions. A service charge is being paid on series D.

(6) Supplemental Dividend for Series A, B and C ATP

The Fund's Board of Directors determined in October 2010 that it would be appropriate to adjust the dividends payable to holders of each of the Fund's Series A, B and C Auction Term Preferred Stock (ATP) beginning with the dividend period starting on September 23, 2008 (or for each Series with no dividend period beginning on September 23, 2008, that Series' dividend period next commencing after September 23, 2008) and ending with the dividend period concluding on November 16, 2010 (or for each Series with no dividend period concluding on November 16, 2010, that Series' dividend period concluding most immediately before November 16, 2010), using a formula more favorable than the one that applied during those dividend periods. (The span of such dividend periods for each Series is referred to as its "Supplemental Dividend Period.") This more favorable formula is referred to in the Fund's charter documents as the "Maximum Applicable Rate" and is equal to 150% of the 30-day AA composite commercial paper rate during a dividend period. Dividend rates during each series' Supplemental Dividend Period had previously been determined using a formula referred to in the Fund's charter documents as the "Minimum Applicable Rate," which is equal to 80% of the 30-day AA composite commercial paper rate during the dividend period. The Directors approved a supplemental dividend for each holder of Series A, B or C ATP that represents the difference between the amount actually paid as dividends during the Supplemental Dividend Period for that series and the amount that would have been paid as dividends had the Maximum Applicable Rate been used in calculating the dividends during that series' Supplemental Dividend Period, plus interest on that amount. The aggregate supplemental dividend for all three series was approximately $413,000, which was distributed on December 27, 2010. The Maximum Applicable Rate has been used to determine the amount of all dividends payable on each series since the end of its Supplemental Dividend Period.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2011 were approximately:

Cost of purchases	$189,329,000
Proceeds of sales or maturities	$184,580,000

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

(8) Related Party Transactions

The Fund paid approximately $335,000 during the year ended December 31, 2011 to two officers of the Fund for the provision of certain administrative services.

(9) Legal Expenses

For the years ended December 31, 2010 and December 31, 2011 the Fund incurred legal expenses in the course of responding to inquiries from the staff of the SEC's Division of Enforcement (the "Staff") in connection with the Staff's investigation of matters relating to the Fund's ATP, which expenses were materially higher than the legal expenses incurred in comparable periods prior to 2010. The Staff's investigation is on-going and the Fund is expected to continue incurring additional legal expenses in 2012.

(10) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2011, the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive		Deliver		Unrealized Appreciation (Depreciation)
State Street Bank	1/9/12	GBP	3	USD	5	$—
State Street Bank	1/9/12	GBP	7	USD	11	—
State Street Bank	1/9/12	GBP	7	USD	11	—
State Street Bank	1/9/12	GBP	13	USD	20	—
State Street Bank	1/9/12	GBP	4	USD	6	—
State Street Bank	1/9/12	GBP	4	USD	6	—
State Street Bank	1/9/12	USD	11	GBP	7	—
State Street Bank	1/9/12	USD	10	GBP	6	—
State Street Bank	1/9/12	USD	8	GBP	5	—
State Street Bank	1/9/12	USD	16	GBP	10	1
State Street Bank	1/9/12	USD	11	GBP	7	—
State Street Bank	1/9/12	USD	9	GBP	6	—
State Street Bank	1/9/12	USD	11	GBP	7	—
Barclays Capital	1/9/12	USD	419	GBP	272	(3)
State Street Bank	3/9/12	EUR	84	USD	110	(1)
Royal Bank of Scotland	3/9/12	USD	9,110	EUR	6,795	311
Net unrealized gain (loss) on open forward currency exchange contracts						$308

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2011 was as follows:

	Asset Derivatives December 31, 2011
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$308

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Loss on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$(186)
Change in Unrealized Appreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$305

(11) New Accounting Pronouncement/Developments

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards (IFRS). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund's financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed by the President. The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2011

(12) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 13, 2012

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Annual Meeting of Stockholders

The Fund's 2012 Annual Meeting of Stockholders is scheduled to be held on October 25, 2012 (the "2012 Annual Meeting"). In accordance with SEC Rule 14a-5(f) under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Fund has determined that proposals to be considered for inclusion in the Fund's proxy statement for the 2012 Annual Meeting under SEC Rule 14a-8 under the Exchange Act must be received by the Fund at its principal offices on or before April 23, 2012. In addition, in order for a shareholder proposal made outside of SEC Rule 14a-8 to be considered timely under the Fund's bylaws, such proposal must be received by the Fund at its principal offices not earlier than the close of business on June 27, 2012 and not later than the close of business on July 27, 2012.

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance Certifications

On November 14, 2011, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may redeem and/or purchase its ATP as provided in the Fund's governing documents, as agreed upon by the Fund and sellers or as otherwise permitted. The Fund may effect such redemptions and/or purchases when it deems advisable.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On October 27, 2011, the Board of Directors, including all of the Directors that are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including information on the Adviser's organization, operations and personnel, services the Adviser provides to the Fund, the Adviser's investment management practices, the Adviser's fees and profitability, the Adviser's compliance programs and the performance and the expenses of the Fund relative to other closed-end high yield debt funds, the Adviser's other high yield debt clients and high yield debt indices, among other matters. The Directors also took into account performance, portfolio management, organizational and other information regarding the Fund and the Adviser provided to them by the Adviser and Fund management throughout the year.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided financial information, biographical information on its portfolio management and other professional staff and descriptions of its organizational and management structure, its trade placement policies and its compliance practices. The Directors also took into account information provided periodically since the Board's last renewal of the Advisory Agreement by the Adviser relating to the performance of its duties with respect to the Fund and Fund management in connection with Board meetings and otherwise. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. The Directors noted that according to Lipper Inc., the Fund's cumulative total return based on its net asset value (which reflects the effect both of the Fund's fees and expenses and of the costs and effects of the Fund's leverage) was in the seventh decile for cumulative total return performance based on net asset value for the closed-end high yield debt funds in the Lipper CEFHY Leveraged Index for the one year period ended September 30, 2011 and in the top decile for the three year and five year periods ended September 30, 2011. The Directors also noted that the Fund's performance based on net asset value was exceeded by the performance of the Lipper CEFHY Leveraged Index, the Lipper CEFHY Non-Leveraged Index and the Lipper High Yield Index for the one year period ended September 30, 2011 and exceeded the performance of those indices for the three and five year periods ended September 30, 2011. The Directors noted that the Fund's total return calculated without taking into account the effect of any fees and expenses or the costs or effects of the Fund's leverage was less than

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

the performance of the Credit Suisse High Yield Index, the Barclays Capital U.S. Corporate High Yield Index, the JP Morgan Global High Yield Index and the Citigroup BB-B Index and exceeded the performance of the Merrill Lynch Master Index, for the one year period ended September 30, 2011; exceeded the performance of the Citigroup BB-B Index, but was exceeded by the performance of the Credit Suisse High Yield Index, Barclays Capital U.S. Corporate High Yield Index, Merrill Lynch Master Index and JP Morgan High Yield Index, for the three year period ended September 30, 2011; and exceeded the performance of the Credit Suisse High Yield Index, Barclays Capital U.S. Corporate High Yield Index, Merrill Lynch Master Index and Citigroup BB-B Index, but was exceeded by the performance of the JPMorgan Global High Yield Index, for the five year period ended September 30, 2011. In analyzing the Adviser's performance, the Directors took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability and the limitations imposed on portfolio management by the diversification and asset coverage requirements associated with the credit rating for the Fund's auction term preferred stock. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance is reasonable given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation, since (a) during all relevant time periods there has been no affiliation or other relationship between Fund management or the Directors on one hand and the Adviser on the other hand, that would compromise the independence of Fund management and the Directors from the Adviser and (b) the process of selecting the Adviser was characterized by independent evaluation of potential successor firms and arm's length bargaining between Fund management and the Board on one hand, and the Adviser on the other, to determine the terms of, and the fee rate to be paid under, the Advisory Agreement. Fallout benefits to the Adviser from its relationship with the Fund were not a consideration in the Directors' deliberations as the Adviser did not appear to receive any material benefit from the Fund other than its advisory fees.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by open-end funds focused on high yield debt for which the Adviser serves as investment manager or subadviser, the Adviser's other fee schedules for client accounts focused on high yield debt and data from Lipper Inc. on advisory fees paid by funds in the Lipper CEFHY Leveraged Index. Among other things, the Directors noted that (a) the effective advisory fee rate for the Fund was lower than the advisory fees the Adviser charges its other registered fund clients (which are open-end funds); (b) the Fund's advisory fee rate schedule is more favorable than the Adviser's standard fee schedules for its other client accounts focused on high yield debt; and (c) the Fund's advisory fee rate is below those a substantial majority of the closed-end funds included in the Lipper CEFHY Leveraged Index. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fee is reasonable.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on October 27, 2011, the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

Remuneration of Directors and Officers

During fiscal 2011, the Directors' compensation was based on a fee of $27,000 and a fee of $2,000 per Directors' meeting (generally excluding brief telephonic meetings). Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2011 was $138,242, comprised of an annual retainer of $125,000 plus an allowance of $13,342 for health insurance. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's Independent Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2011 aggregate remuneration of $210,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. In 2008, the Fund entered into a severance agreement with Ms. Terry under which the Fund agreed to make her a severance payment in the event of the involuntary termination of her employment with the Fund subject to certain terms and conditions. The amount payable to Ms. Terry under the agreement would be equal to two years' salary, bonus and health insurance allowance based on amounts most recently paid before the termination triggering the payment. In order to receive a severance payment under the agreement, Ms. Terry must be terminated other than for cause. In addition, if Ms. Terry were terminated due to the Fund's liquidation, conversion to open-end status or reorganization into another entity and were offered employment by a successor or related entity on terms at least equivalent to those of her then current employment arrangement with the Fund, including as to location and severance, then Ms. Terry would not be entitled to a severance payment from the Fund.

The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2011. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

Name of Director or Officer	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Robert F. Birch	$173,242	(1)	none	none	$173,242	(1)
Joseph L. Bower	$35,000		none	none	$35,000
Bernard J. Korman	$35,000		none	none	$35,000
Ernest E. Monrad	$35,000		none	none	$35,000
Marguerite Piret	$35,000		none	none	$35,000
Ellen E. Terry	$196,764	(2)	none	none	$196,764	(2)

  (1)  Of this amount, $138,242 was compensation for service as President and $35,000 was compensation for service as a Director.

  (2)  This amount reflects Ms. Terry's salary, bonus and health insurance allowance.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors and officers at December 31, 2011, based on information provided to the Fund by the Directors and officers. No officer or Director of the Fund owns shares of the Fund's ATP. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated. The table also presents the stock-based holdings as of December 31, 2011 of (a) First Trust Portfolios L.P. ("FTP") and (b) Claymore Securities Defined Portfolios, Series 613, 651, 652, 664, 672, 676, 680, 683, 687, 696, 701, 712, 713 and 717 and Guggenheim Defined Portfolios, Series 719, 749, 750, 754, 761, 766, 771, 777, 779, 788, 789, 793, 800, 811, 813, 826 and 827 (collectively, the "Portfolios"), believed by the Fund to be the beneficial owners of more than 5% of the Fund's outstanding Common Stock. FTP's stock ownership is based on a filing made on January 20, 2012 under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The stock ownership of the Portfolios is based on a filing made on February 3, 2012 under Section 13 of the Exchange Act.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Beneficially Owned
Directors and Officers:
Joseph L. Bower	7,111		*
Bernard J. Korman	342,360	(1)	1.5%
Ernest E. Monrad	304,319	(2)	1.3%
Marguerite Piret	6,000		*
Robert F. Birch	37,033	(3)	*
Ellen E. Terry	9,639		*
All executive officers and directors as a group	706,462		3.0%
Beneficial Owner:
Claymore Securities Defined Portfolios (various series) and Guggenheim Defined Portfolios (various series) (4)	1,359,259		5.9%
First Trust Portfolios L.P. (5)	3,410,827	(4)	14.7%

  *  Less than 1%

  (1)  Includes 119,409 shares owned by Mr. Korman's spouse.

  (2)  Includes 108,625 shares owned by Mr. Monrad's spouse and 4,805 shares held by Mr. Monrad as a fiduciary for unrelated persons. Mr. Monrad disclaims beneficial ownership of his spouse's shares and of the shares he holds as fiduciary for unrelated persons.

  (3)  Includes 7,822 shares held by a family limited partnership as to which Mr. Birch has shared voting and investment power.

  (4)  Guggenheim Fund Distributors, Inc. ("GFD") sponsors the Portfolios which hold shares of the Fund's Common Stock. The Portfolios have sole voting and dispositive power over the shares they hold. GFD's address is 2455 Corporate West Drive, Lisle, Illinois 60532.

  (5)  FTP sponsors several unit investment trusts ("UITs") which hold shares of the Fund's Common Stock (none in an amount of 5% or more). First Trust Advisors L.P. ("FTA"), an affiliate of FTP's, acts as portfolio supervisor of the UITs. FTA has shared voting and dispositive power over the securities as does The Charger Corporation ("CC") which serves as the general partner of both FTP and FTA. The trustee of the UITs has the power to vote the shares held by the UITs. The address of FTP, FTA and CC is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

The following table presents the stock-based holdings as of December 31, 2011 of Bank of America Corporation, believed by the Fund to be a beneficial owner of more than 5% of the Fund's outstanding shares of a certain series of ATP. Bank of America Corporation's stock ownership is based on a filing made on January 11, 2011 under Section 13 of the Exchange Act.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Auction Term Preferred Stock Beneficially Owned
Bank of America Corporation (1)	3,139	(1)	92.3%

(1)  3,139 shares of the Fund's outstanding ATP shares are held for the accounts of Bank of America, N.A. ("BANA") and Blue Ridge Investments, LLC ("BRI"), wholly-owned subsidiaries of Bank of America Corporation ("BAC"). The address of BAC is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, North Carolina 28255. The address of BANA is 101 South Tryon Street, Charlotte, North Carolina 28255. The address of BRI is 214 North Tryon Street, Charlotte, North Carolina 28255.

The following table shows the dollar value range of the Fund's common stock owned by each Director as of December 31, 2011.

Director/Nominee	Dollar Range of Equity Securities in the Fund
Joseph L. Bower	$50,001-$100,000
Bernard J. Korman	Over $100,000
Ernest E. Monrad	Over $100,000
Marguerite Piret	$50,001-$100,000
Robert F. Birch	Over $100,000

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Auction Agent

Deutsche Bank Trust Company Americas
P.O. Box 305050
Nashville, TN 37230

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2011

Independent Directors

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director	Director since 1988	Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration from 1986-2007, Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, Chair, the Corporate Leader.	1	Director of Anika Therapeutics, Inc., Loews, Corporation (a conglomerate), and Brown Shoe Company, Inc.

Bernard J. Korman DOB: 10/13/31	Director	Director since 1987	Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research), (1998-2010).	1	Director of Omega Healthcare Investors, Inc. (real estate investment trust).

Ernest E. Monrad DOB: 5/30/30	Director	Director since 1988*	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director from 1981 to November 2008 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc., until 12/31/06, and Director of Northeast Management & Research Company, Inc. from 1981 to November 2008.	1

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2011 — Continued

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Marguerite A. Piret DOB: 5/10/48	Director	Director since 2004	President and Chief Executive Officer, Newbury, Piret & Company, Inc., (an investment bank).	1	Trustee of Pioneer Funds (59 funds).

Interested Directors and Officers

Robert F. Birch[4] DOB: 3/12/36	Director and President	Director since 1992	Chief Executive Officer of the Fund	1

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

  4  As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

  *  Includes service as Director Emeritus from April 2005 until July 2005.

Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

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American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2011

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit and Nominating Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit and Nominating Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2011 and December 31, 2010. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2011, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2011 financial statements and review of the 2011 semi-annual financial statements totaled $47,000. Those fees for fiscal 2010 were $44,750.

Audit-Related Fees.  For fiscal 2011, the aggregate fees billed by Tait, Weller for assurance and related services that are reasonable related to the performance of the audit and review of the Fund’s financial statements, including annual agreed-upon procedures related to requirements of the Fund’s articles supplementary totaled $6,250. Those fees for fiscal 2010 were $6,000.

Tax Fees. For fiscal 2011, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,000. For fiscal 2010, those fees were $6,500.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2011 or 2010.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2011 or 2010.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit and Nominating Committee, which consists of all the independent Directors. The Audit and Nominating Committee is presently comprised of Messrs. Bernard J. Korman and Ernest E. Monrad, Ms. Marguerite Piret and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.  T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul A. Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Mr. Vaselkiv has been a chairman of the Committee since 2002.  He has served as a portfolio manager throughout the past five years.  Mr. Karpers has been a chairman of the Committee since 2005.  He has served as a portfolio manager throughout the past five years.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and is a portfolio manager in the Fixed Income Division, heading taxable high yield bond management.  He serves as president of the T. Rowe Price High Yield Fund and as Chairman of the T. Rowe Price High Yield Fund, Inc. Advisory Committee, Chairman of the T. Rowe Price High Yield Fund — Advisor Class Advisory Committee and Chairman of the T. Rowe Price Institutional High Yield Fund Advisory Committee, Chairman of the High Yield Fund Investment Advisory Committee, as well as being a member of the Fixed Income Steering Committee. Prior to joining the firm in 1988, he was employed as a vice president for Shenkman Capital Management, Inc., New York, analyzing and trading high yield debt securities, and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a high yield portfolio manager in the Fixed Income Division.  He is chairman of the Investment Advisory Committee of the T. Rowe Price Institutional High Yield Fund. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia. He earned a B.S. in finance from LaSalle University and an M.B.A. with concentrations in finance and information systems from New York University. Paul also has earned his Chartered Financial Analyst designation and is a member of the CFA Institute and the Baltimore CFA Society.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	7	$10,705.9 million
• other pooled investment vehicles:	6	$723.7 million
• other accounts:	12	$1,711.3 million

As of 12/31/2011.

Paul Karpers:

	Number of Accounts	TOTAL Assets

• registered investment companies:	3	$2,280.6 million
• other pooled investment vehicles:	3	$1,960.9 million
• other accounts:	9	$3,703.8 million

As of 12/31/2011.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T.

Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies.  We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	$100,001 - $500,000

* As of 12/31/2011.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	March 2, 2012

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 2, 2012